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                                                                   EXHIBIT 10.37


                           NOTE MODIFICATION AGREEMENT

                        BY AND BETWEEN NATIONSBANK, N.A.
                              ("BANK"/"LENDER") AND

                BioReliance Corporation, BioReliance Testing and
                    Development f/k/a Ma Bioservices, Inc.,
           BioReliance Manufacturing, Inc. f/k/a Magenta Corporation,
                       and Magenta Viral Production, Inc.
                                  ("BORROWER")

                                   EFFECTIVE AS OF: June 30, 1999

On or about September 19, 1996, (Note Date), Borrower, acting jointly and severally, executed an Amended and Restated Promissory Note 372 (Note Number) ("Note") in favor of Bank/Lender. This note was in the original principal face amount of $1,800,000.00 bearing interest at the option of LIBOR plus 3.50% or Prime plus 1.25% per annum which was modified to LIBOR plus the Applicable Margin % per annum on October 31, 1997 by a Note Modification Agreement, all as therein defined, with a stated final maturity date of June 30, 1999. Bank/Lender remains the owner and holder of the Note and has agreed with Borrower to modify certain provisions of the Note. Now, therefore, in consideration of these premises and the exchange of other good and valuable consideration, the receipt of which is hereby acknowledged, Bank/Lender and Borrower agree to modify the Note as follows:

       The maturity date is changed to: June 30, 2001

       The repayment terms are changed to: PRINCIPAL PLUS ACCRUED INTEREST. Principal shall be paid in consecutive equal installments of $30,000.00, plus accrued interest, payable monthly, commencing on July 31, 1999, and continuing on the last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and accrued interest due on June 30, 2001.

The term Borrower as used in this Agreement shall be construed as singular or plural to correspond with the number of persons executing this Agreement as Borrower.

All other terms, conditions and covenants in the Note shall be and remain in full force and effect. When executed by Bank/Lender and Borrower, this Agreement shall be attached to and become a part of the Note.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND BANK/LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND BANK/LENDER.

IN WITNESS WHEREOF, AND INTENDING TO CREATE AN INSTRUMENT EXECUTED UNDER SEAL, the undersigned has caused this Note Modification Agreement to be executed under seal by Borrower on this _____ day of July, 1999.

NATIONSBANK, N.A.

By /s/ Elizabeth Shore
   --------------------------------------------
Name: Elizabeth Shore
Title: Senior Vice President

CORPORATE OR PARTNERSHIP BORROWER


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                                                                   EXHIBIT 10.37

BIORELIANCE CORPORATION

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

BIORELIANCE TESTING AND DEVELOPMENT f/k/a MA BIOSERVICES, INC.

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

BIORELIANCE MANUFACTURING, INC. f/k/a MAGENTA CORPORATION

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]

MAGENTA VIRAL PRODUCTION, INC.

By: /s/ Patrick J. Spratt                      (Seal)
    -------------------------------------------
Name: Patrick J. Spratt
      -----------------------------------------
Title: Vice President & Chief Financial Officer
       ----------------------------------------

-----------------------------------------------
Attest (If Applicable)

[Corporate Seal]


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